                                                                   EXHIBIT 10.49

                             STOCK OPTION AGREEMENT
                          (Non-Qualified Stock Option)

                  THIS AGREEMENT is made to be effective as of March 10, 2004, by and between R. G. Barry Corporation, an Ohio corporation (the "COMPANY"), and Thomas M. Von Lehman (the "OPTIONEE").

                                   WITNESSETH:

                  WHEREAS, the COMPANY has offered and the OPTIONEE has accepted employment with the COMPANY;

                  WHEREAS, in connection with OPTIONEE's employment with the COMPANY, the COMPANY has agreed to grant non-qualified stock options to the OPTIONEE; and

                  WHEREAS, the Board of Directors of the COMPANY (the "BOARD") has determined that an option to acquire common shares, $1.00 par value (the "COMMON SHARES"), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

                  1. Grant of OPTION. The COMPANY hereby grants to the OPTIONEE an option (the "OPTION") to purchase Fifty Thousand (50,000) COMMON SHARES of the COMPANY (subject to adjustment as provided in Section 3). The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

                  2.       Terms and Conditions of the OPTION.

                           (A)      OPTION Price. The purchase price (the
"OPTION PRICE") to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $2.20 per share, which is the per share closing price of the COMPANY's COMMON SHARES on the date hereof, subject to adjustment as provided in
Section 3.

                           (B)      Exercise of the OPTION. Except as provided
under Section 4 hereof, the OPTION may not be exercised until September 9, 2004, provided that the OPTIONEE is employed by the COMPANY on such day. Thereafter, except as otherwise provided in this Agreement, the OPTION may be exercised in full at any time.

                  Subject to the other provisions of this Agreement, if the OPTION becomes exercisable as to certain COMMON SHARES, it shall remain exercisable as to those COMMON SHARES until the date of expiration of the OPTION term. The BOARD may, but shall not be required to (unless otherwise provided in this Agreement), accelerate the schedule of the time or times when the OPTION may be exercised.

                  The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any of its subsidiaries nor limit in any way the right of the COMPANY or any of its subsidiaries to terminate the employment of the OPTIONEE at any time in accordance with applicable law or the COMPANY's or the subsidiary's governing corporate documents.

                           (C)      OPTION Term. The OPTION shall in no event be
exercisable after the expiration of two (2) years from the date of this Agreement.

                           (D)      Method of Exercise. The OPTION may be
exercised by giving written notice of exercise to the COMPANY in care of the Treasurer of the COMPANY stating the number of COMMON SHARES subject to the OPTION in respect of which the OPTION is being exercised. Payment for all such COMMON SHARES shall be made to the COMPANY at the time the OPTION is exercised in United States dollars in cash (including check, bank draft or money order). Payment for such COMMON SHARES may also be made (i) by tender of COMMON SHARES of the COMPANY already owned by the OPTIONEE for at least six (6) months (either by actual delivery of the already-owned COMMON SHARES or by attestation) and having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the COMPANY's 2002 Stock Incentive Plan (the "2002 PLAN"), regardless that the OPTION is not being granted under such plan) on the date of tender equal to the OPTION PRICE, (ii) by a combination of the delivery of cash and the tender of already-owned COMMON SHARES, or (iii) in such other manner as may be permitted by the BOARD, in its sole discretion. After payment in full for the COMMON SHARES purchased under the OPTION has been made, the COMPANY shall take all such actions as are necessary to deliver appropriate share certificates evidencing the COMMON SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.

                           (E)      Tax Withholding. The COMPANY shall withhold
from other amounts owned to the OPTIONEE, or require the OPTIONEE to remit to the COMPANY, an amount sufficient to satisfy federal, state and local withholding tax requirements in respect of the exercise of the OPTION. These withholding tax requirements may be satisfied in one of several ways, including:

                                    (i)      The COMPANY may withhold the

required amount from other amounts owed to the OPTIONEE (e.g., salary);

                                    (ii)     The OPTIONEE may give the COMPANY
cash equal to the amount required to be withheld or tender COMMON SHARES of the COMPANY already owned by the OPTIONEE for at least six (6) months (either by actual delivery of the already-owned COMMON SHARES or by attestation) and having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the 2002 PLAN, regardless that the OPTION is not being granted under such plan) on the exercise date equal to the amount required to be withheld; or

                                    (iii)    The COMPANY may withhold COMMON
SHARES otherwise issuable upon exercise of the OPTION having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the 2002 PLAN, regardless that the OPTION is not being granted under such plan) on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws).

                           (F)      Limits on Exercisability. Notwithstanding
any other provision of this Agreement, the unexercised portion of the OPTION shall be forfeited by the OPTIONEE if the OPTIONEE, before termination of the OPTIONEE's employment with the COMPANY and its subsidiaries or after termination of such employment but while any portion of the OPTION remains exercisable: (i) without the BOARD's written consent, which may be withheld for any reason or for no reason, serves (or agrees to serve) as an officer, director or employee of any proprietorship, partnership or corporation or becomes the owner of a business or a member of a partnership that competes with any portion of the COMPANY's or any subsidiary of the COMPANY's business or renders any service (including business consulting) to any entity that competes with any portion of the COMPANY's or any subsidiary of the COMPANY's business; (ii) refuses or fails to consult with, supply information to, or otherwise cooperate with, the COMPANY or any subsidiary of the COMPANY after having been requested to do so; or (iii) deliberately engages in any action that the BOARD concludes has caused substantial harm to the interests of the COMPANY or any subsidiary of the COMPANY.

                  3.       Adjustments and Changes in the COMMON SHARES.

                           (A)      If there is a share dividend or share split,
recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or similar corporate change affecting the COMMON SHARES, the BOARD shall appropriately adjust the number of COMMON SHARES subject to the OPTION as well as the OPTION PRICE and any other limitations or terms of the OPTION as may be necessary to reflect such event. Fractional shares resulting from any adjustment in the OPTION pursuant to this Section 3(A) shall be rounded down to the nearest whole number of shares.

                           (B)      Notice of any adjustment pursuant to this
Section 3 shall be given by the COMPANY to the OPTIONEE.

                  4. Acceleration of OPTION. If the COMPANY undergoes a "sale" (as such term is defined in Section 3(b) of that certain Executive Employment Contract between the COMPANY and the OPTIONEE dated March 10, 2004) then the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full and the OPTIONEE shall receive, upon payment of the OPTION PRICE, securities or cash, or both, equal to those the OPTIONEE would have been entitled to receive under this Agreement if the OPTIONEE had already exercised the OPTION.

                  5. Non-Assignability of OPTION. Unless otherwise permitted by the BOARD, the OPTION shall not be assignable or otherwise transferable by the OPTIONEE except by will or by the applicable laws of descent and distribution. During the lifetime of the OPTIONEE, the OPTION may only be exercised by the OPTIONEE or the OPTIONEE's guardian or legal representative. If the BOARD permits the assignment of the OPTION, the OPTION shall be assignable only to the extent permitted by Section 10.01 of the 2002 PLAN, regardless that the OPTION is not being granted under such plan.

                  6. Substitution for OPTION. The BOARD shall have the authority to effect, at any time and from time to time, with the consent of the OPTIONEE, the cancellation of the OPTION and the grant in substitution therefor of one or more new options covering the same or a different number of COMMON SHARES at an option price per share in all events not less than

100% of the closing sale price for the COMMON SHARES of the COMPANY as reported on the New York Stock Exchange on the new grant date (or if the COMMON SHARES are not traded on the New York Stock Exchange, 100% of the "fair market value" as defined in the 2002 PLAN, regardless that the OPTION is not being granted under such plan).

                  7.       Exercise After Termination of Employment.

                           (A)      Except as otherwise provided in this
Agreement, the OPTION shall be exercisable only while the OPTIONEE is employed by the COMPANY and/or one of its subsidiaries and then only if the OPTION has become exercisable by its terms, and if not exercisable by its terms at the time the OPTIONEE terminates service with the COMPANY and all of its subsidiaries, shall immediately expire on the date of termination of service.

                           (B)      If the OPTION is exercisable by its terms at
the time the OPTIONEE terminates service with the COMPANY and all of its subsidiaries other than by reason of the OPTIONEE's death, termination by the OPTIONEE for "good reason" (as defined below) or termination by the COMPANY without "cause" (as defined below), the exercisable portion of the OPTION must be exercised on or before the earlier of (i) three (3) months after the date of the termination of service or (ii) the fixed expiration date of the OPTION, after which period the OPTION shall expire. Notwithstanding the foregoing, if the OPTIONEE's service with the COMPANY and all of its subsidiaries is terminated for "cause," the OPTION shall, to the extent not previously exercised, expire immediately upon such termination of service. For purposes hereof, "cause" shall have the meaning given to such term in Section 6(b) of that certain Executive Employment Contract between the COMPANY and the OPTIONEE dated March 10, 2004.

                           (C)      In the event of the termination of the
OPTIONEE's service with the COMPANY and all of its subsidiaries by the COMPANY without "cause," other than termination by reason of the expiration of that certain Executive Employment Contract between the COMPANY and the OPTIONEE dated March 10, 2004, pursuant to Section 6(e) thereof, the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full for a period ending on the earlier of (i) six (6) months after the OPTIONEE's termination of service or (ii) the fixed expiration date of the OPTION, after which period the OPTION shall expire.

                           (D)      In the event of the death of the OPTIONEE
(i) while employed by the COMPANY and/or one of its subsidiaries or (ii) within three (3) months after the OPTIONEE's termination of service with the COMPANY and all of its subsidiaries other than for "cause", the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full by the OPTIONEE's beneficiary for a period ending on the earlier of (x) the fixed expiration date of the OPTION or (y) six
(6) months after the OPTIONEE's termination of service, after which period the OPTION shall expire. For purposes hereof, the beneficiary of an OPTIONEE shall be determined in accordance with Section 10.02 of the 2002 PLAN, regardless that the OPTION is not being granted under such plan.

                           (E)      In the event of the termination of the
OPTIONEE's service with the COMPANY and all of its subsidiaries by the OPTIONEE for "good reason," the unexercised portion of the OPTION (whether or not then exercisable by its terms) shall become immediately exercisable in full for a period ending on the earlier of (i) six (6) months after the OPTIONEE's termination of service or (ii) the fixed expiration date of the OPTION, after which period the OPTION shall expire. For purposes hereof, "good reason" shall have the meaning given to such term in Section 6(c) of that certain Executive Employment Contract between the COMPANY and OPTIONEE dated March 10, 2004.

                           (F)      For purposes of this Agreement, the OPTIONEE
shall be deemed to have terminated service with the COMPANY and its subsidiaries upon termination of the employee-employer relationship between the OPTIONEE and the COMPANY and all of the subsidiaries of the COMPANY for any reason.

                  8. Buy Out of OPTION. At any time, the BOARD, in its sole discretion and without the consent of the OPTIONEE, may cancel any portion of the OPTION by providing to the OPTIONEE written notice (a "BUY OUT NOTICE") of the COMPANY's intention to exercise the right reserved in this Section 8. If a BUY OUT NOTICE is given, the COMPANY shall pay to the OPTIONEE, in respect of each COMMON SHARE covered by the OPTION and subject to the BUY OUT NOTICE, the difference between (i) the fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or if the COMMON SHARES are not traded on the New York Stock Exchange, "fair market value" as defined in the 2002 PLAN, regardless that the OPTION is not being granted under such plan) on the date of the BUY OUT NOTICE and (ii) the OPTION PRICE. However, no payment shall be made with respect to that portion of the OPTION which is not exercisable on the date of the BUY OUT NOTICE. The COMPANY shall complete any buy out made under this Section 8 as soon as administratively possible after the date of the BUY OUT NOTICE. At the BOARD's option, payment of the buy out amount may be made in cash, in whole COMMON SHARES or partly in cash and partly in whole COMMON SHARES. The number of whole COMMON SHARES, if any, included in the buy out amount shall be determined by dividing the amount of the payment to be made in COMMON SHARES by the fair market value of the COMMON SHARES on the date of the BUY OUT NOTICE.

                  9. Restrictions on Transfers of COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of COMMON SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such COMMON SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the COMMON SHARES in compliance with applicable law.

                  COMMON SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable legal requirements and obligations.

                  10. Rights of the OPTIONEE. The OPTIONEE shall have no rights as a shareholder of the COMPANY with respect to any COMMON SHARES of the COMPANY covered by the OPTION until the date of issuance of a certificate to the OPTIONEE evidencing such COMMON SHARES.

                  11. No Registration of the OPTION or COMMON SHARES. The OPTIONEE understands and acknowledges this Agreement and the issuance of the OPTION and the underlying COMMON SHARES have not been approved by the COMPANY's shareholders. The OPTIONEE Further understands and acknowledges that neither the OPTION nor the COMMON SHARES issuable upon exercise of the OPTION have been nor will be registered under the Securities Act of 1933, as amended (the "1933 ACT"), in reliance upon an exemption from registration which may impose trading restrictions on the OPTION and the underlying COMMON SHARES. The OPTIONEE further agrees that the COMPANY has no obligation to register the

OPTION or the underlying COMMON SHARES under the 1933 ACT, although it may choose to do so in its sole discretion. The OPTIONEE also understands and acknowledges that the rules and regulations of the New York Stock Exchange or any other securities exchange or system or over-the-counter market may require certain disclosures or actions regarding this Agreement and the OPTION granted hereby.

                  12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

                  13. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.

                  14. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

                  15. Severability. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

                  16. Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.

                  17. Entire Agreement. This Agreement constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

                  18. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

                  [Remainder of page intentionally left blank;
                         signatures on following page.]

                  IN WITNESS WHEREOF, the OPTIONEE has executed this Agreement, and the COMPANY has caused this Agreement to be executed, to be effective as of the date first above written.

                               COMPANY:

                               R. G. BARRY CORPORATION

                               By: /s/ Daniel D. Viren
                                   --------------------------------------------
                                   Daniel D. Viren

                                   Senior Vice President-Finance, Chief
                                   Financial Officer, Secretary and Treasurer

                               OPTIONEE:

                               /s/ Thomas M. Von Lehman
                               ------------------------------------------------
                               Thomas M. Von Lehman

                               Address:
                               223 Fourth Avenue
                               Suite 1700
                               Pittsburgh, Pennsylvania 15222